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AMERICAN INDEPENDENCE

Summary Prospectus

December 19, 2013

American Independence
Laffer Dividend Growth Fund

Institutional | LDGIX | 026763821
Class A | LDGAX | 026763847
Class C | LDGCX | 026763839

The Fund’s statutory Prospectus and Statement of Additional Information dated December 19, 2013, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

FUND SUMMARY – American Independence Laffer Dividend Growth Fund

Investment Objectives.

The primary objective of American Independence Laffer Dividend Growth Fund (the “Fund”) is to generate a competitive total return by investing in a diversified portfolio of U.S. listed equity securities that offer an attractive combination of yield and the opportunity for growing dividends. The Fund’s secondary objective is capital appreciation through stock price appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Fund” section starting on page 16 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%(2)	1.00%
Other Expenses(3)	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses(3)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.36%	1.74%	2.36%
Fee Waivers and Expense Reimbursements(4)	-0.32%	-0.32%	-0.32%
.Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(4)	1.04%	1.42%	2.04%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing 0.13% of the shareholder servicing fee.

(3)    Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2015 in order to keep the Total Annual Fund Operating Expenses to 1.00%, 1.38% and 2.00% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to Acquired Fund Fees and Expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Institutional Class Shares	$106	$399
Class A Shares	$711	$1,062
Class C Shares	$310	$706

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. The Fund has not yet commenced operations, and therefore, has no portfolio turnover rate to report.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund invests in  a concentrated, but diversified, portfolio of U.S. listed equity traded securities  that provide investors with both an attractive level of dividend yield relative to the yield of the S&P 500 Index and that offer the opportunity for growing dividends.

Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 90% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in U.S. listed equity dividend-paying securities with market capitalizations greater than $800 million.

➢  To enhance yield, the Fund may invest up to 60% in  publicly-traded, high yielding public securities, such as Real Estate Investment Trusts (REIT’s), Master Limited Partnerships (MLP’s), and Business Development Companies (BDC’s).

Main types of securities the Fund may hold:*

➢  U.S. listed equity, dividend-paying securities.

➢  American Depository Receipts (ADR’s)

➢  Master Limited Partnerships

➢  Real Estate Investment Trusts

➢  Business Development Companies

➢  Short-term money market securities, including cash, money market mutual funds and U.S. Treasury Bills

* All securities are publicly-traded

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if Laffer Investment Inc.’s (“Laffer”) or the (“Sub-Adviser”) expectations regarding particular securities or markets are not met. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below and include risks that the Fund is exposed to by investing in the certain asset classes:

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Style Risk. Dividend paying growth stocks tend to perform differently in different markets. Their price may decrease or they may not increase in price as anticipated if other investors fail to recognize the company’s value or other factors that the Sub-Adviser believes will cause the stock price to increase do not occur.

Mid- and Small-Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depository receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Master Limited Partnerships Risks. Investments in common units of MLPs listed on the major U.S. stock exchanges involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks, as described in more detail in this Prospectus.

Correlation Risk. While MLPs have historically low correlation to other asset classes, there has been a measureable increase since the financial crisis of 2008. This pattern has been present in other times of severe equity market stress.

Energy Sector Risks. As many MLPs operate within the energy sector, a portion of the MLPs in which the Fund may invest may be affected by changes in the energy sector of the economy, including adverse political, legislative or regulatory developments. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

o    MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

o    MLPs can be subject to commodity price risk when there is a decline in exploration, transport and processing of energy products related to volatile energy prices.  MLPs may be adversely affected by reductions in the supply or demand for energy commodities;

o    The ability of MLPs operating in the energy sector to grow and to increase cash distributions to unitholders may be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

o    Rising interest rates which could adversely impact the financial performance and/or the present value of cash flows of MLPs operating in the energy sector; and

o    MLPs operating in the energy sector are subject to many dangers inherent in the management, transportation, storage, gathering, compressing, treating, processing, marketing and fractionation of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for MLPs operating in the energy sector.

Tax Risk. The benefit the Fund derives from its investment in MLPs is largely due to the tax treatment of MLPs which are generally taxed partnerships. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Business Development Companies Risks. BDCs are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the “1940 Act”).  BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital.  BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies.  BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  BDCs have expenses associated with their operations.  Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objectives, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their net asset value. Historically, BDCs have tended to fall back in the short term as interest rates rise suddenly, but in the long term they have done just as well during eras of rising interest rates as they did during eras of declining interest rates.

Real Estate Investment Risk. To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

Liquidity Risk. The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Because the Fund may invest in mid- and small-capitalization stocks, BDCs, MLPs and REITs, it may be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s net asset value (“NAV”).  The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in an ADR, Global Depository Receipt (“GDR”), MLP, BDC or REIT is deemed illiquid, that investment will be included within the Fund's limitation on investment in illiquid securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Past Performance. The Fund has not commenced operations as of the date of this Prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.

Management.

Investment Advisers.

The Adviser for the Fund is American Independence Financial Services, LLC (the “Adviser” or “American Independence”).

The Sub-Adviser for the Fund is Laffer Investments, Inc. (“Laffer” or the “Sub-Adviser”)

Portfolio Management.

Manager Name	Primary Title	Managed the Fund Since
Steven F. Shepich	Portfolio Manager, Laffer	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.